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                                                                   EXHIBIT 10.50

                            BAKER HUGHES INCORPORATED
                             STOCK OPTION AGREEMENT

                                  --FULL NAME--
                                     GRANTEE


Date of Grant:                    JANUARY 28, 2004

Total Number of Shares Granted:   --GRANT--

Exercise Price per Share:         $35.81

Expiration Date:                  JANUARY 28, 2014

Term of Award; Vesting Schedule:  3 YEARS, WITH VESTING OF 33 1/3% ON THE
                                  ANNIVERSARY DATE OF THE DATE OF GRANT IN EACH OF THE YEARS 2005, 2006, AND 2007.

Other Terms of Award:             TERMS AND CONDITIONS ARE PROVIDED UPON REQUEST
                                  AND ARE LOCATED ON THE BHI INTRANET AT:
                                  http://interchange/humanresources/compensation


                                 GRANT OF OPTION

Pursuant to action taken by the Compensation Committee of the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (the "Company"), for the purposes of administration of the BAKER HUGHES INCORPORATED --PLAN NAME-- (the "Plan"), the above-named Grantee is hereby granted --TYPE-- stock option to purchase the above number of shares of the Company's $1 par value per share common stock at the exercise price stated above for each share subject to this option, with the exercise price payable at the time of exercise. This option may not be exercised after the Expiration Date.

By your acceptance of the option, you agree that the option is granted under and governed by the terms of the Plan, this Stock Option Agreement and the Terms and Conditions of Option Agreements (dated January 28, 2004).

                                    BAKER HUGHES INCORPORATED

                                    /S/ MICHAEL E. WILEY

                                    Michael E. Wiley - Chairman, President & CEO


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                            BAKER HUGHES INCORPORATED

                              TERMS AND CONDITIONS
                                       OF
                                OPTION AGREEMENTS
                               (JANUARY 28, 2004)

     These Terms and Conditions are applicable to options granted pursuant to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan (the "Plan").

1. TERMINATION OF EMPLOYMENT. The following provisions will apply in the event of Grantee's termination of employment:

     1.1 Termination Generally. If Grantee's employment is terminated for any reason other than

          (i)  a termination covered by Sections 1.2 through 1.6, or

          (ii) a termination, within two years following a Change in Control (as defined in the Plan) that occurs after the Date of Grant, either
               (A) by the Company without Cause (as defined in the Plan) or (B) by the Grantee for Good Reason (as defined in the Plan),

     the option will wholly and completely terminate on the date of termination of employment, to the extent it is not then exercisable; however, to the extent the option is exercisable, Grantee shall have three years from the date of termination of employment to exercise the option (but in no event later than the Expiration Date).

     1.2 Termination for Cause. If Grantee's employment is terminated for cause, including (without limitation) fraud, theft, embezzlement committed against the Company or any of its affiliated companies or a customer of the Company, or for conflict of interest, unethical conduct, dishonesty affecting the assets, properties or business of the Company or any of its affiliated companies, willful misconduct, or continued material dereliction of duties, the option will wholly and completely terminate on the date of termination of employment if such termination occurs (i) prior to a Change of Control that occurs after the Date of Grant or (ii) after the second anniversary of a Change of Control that occurs after the Date of Grant. If Grantee's employment is terminated for Cause (as defined in the Plan), the option will wholly and completely terminate on the date thirty days following such termination (but not later than the Expiration Date) if such termination occurs within two years following a Change of Control that occurs after the Date of Grant.

     1.3 Termination without Cause or for Good Reason in Connection with a Change in Control. Notwithstanding any other provision of this Stock Option Agreement to the contrary, if a Change in Control of the Company occurs, the provisions of Article 14 of the Plan shall govern.

     1.4 Divestiture of Business Unit. If the Company divests its ownership in a business unit that employs the Grantee, then the option will be deemed to be fully vested on the effective date of the Divestiture of the business unit. The Grantee will have three years in which to exercise the option. A "Divestiture" includes the disposition of any business unit of the Company and its subsidiaries to an entity that the Company does not consolidate in its financial statements, whether the disposition is structured as a sale or transfer of stock, a merger, a consolidation or a sale or transfer of assets, or a combination thereof, provided that a "Divestiture" shall not include a disposition that constitutes a Change in Control.

     1.5 Retirement or Disability. In the event of the retirement (such that the Grantee's age plus years of service with the Company equals or exceeds 65) or long-term disability of the Grantee, as long-term disability is determined in the discretion of the Committee (as defined in the Plan), all granted but unvested options shall immediately vest upon the Grantee's retirement or long-term disability. The Grantee shall have five years from the date of termination of employment due to retirement or long-term disability to exercise the option (but not later than the Expiration Date).

     1.6 Death. Upon the death of the Grantee in active service, all granted but unvested options shall immediately vest upon the Grantee's death and otherwise shall be exercisable for a period of one year following Grantee's death (but in no event later than the Expiration Date).

2. PROHIBITED ACTIVITY. Notwithstanding any other provision of this Stock Option Agreement, if Grantee engages in a "Prohibited Activity," as described below, while employed by the Company or any of its affiliates or within two years after Grantee's employment termination date, then Grantee's right to exercise any portion of the option, to the extent still outstanding at that time, shall immediately thereupon wholly and completely terminate. If an allegation of a Prohibited Activity by Grantee is made to the Committee, the Committee, in its discretion, may suspend the exercisability of the option for up to two months to permit the investigation of such allegation. If it is determined that no Prohibited Activity was engaged in by Grantee, the period of exercisability of the option will be increased by the amount of time of the suspension; however, in no event will the option be exercisable more than ten years from the date of grant. A "Prohibited Activity" shall be deemed to have occurred, as determined by the Committee in its sole and absolute discretion, if
     Grantee:

          (i) divulges any non-public, confidential or proprietary information of the Company or of its past, present or future affiliates (collectively, the "Baker Hughes Group"), but excluding information that (a) becomes generally available to the public other than as a result of Grantee's public use, disclosure, or fault, or (b) becomes available to Grantee on a non-confidential basis after Grantee's employment termination date from a source other than a member of the Baker Hughes Group prior to the public use or disclosure by Grantee, provided that such source is not bound by a confidentiality agreement or otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation; or

          (ii) directly or indirectly, consults or becomes affiliated with, conducts, participates or engages in, or becomes employed by, any business that is competitive with the business of any member of the Baker Hughes Group, wherever from time to time conducted throughout the world, including situations where Grantee solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any member of the Baker Hughes Group.

3. CASHLESS EXERCISE. Cashless exercise, in accordance with the terms of the Plan, shall be available to Grantee for the shares subject to the option.

4. TAX WITHHOLDING. To the extent the exercise of the option results in taxable income to Grantee, the Company is authorized to withhold from any remuneration payable to Grantee any tax required to be withheld by reason of such taxable income.

5. NONTRANSFERABILITY. The option is not transferable by the Grantee otherwise than by will or by the laws of descent and distribution, and is exercisable during the Grantee's lifetime only by the Grantee.

6. LIMIT OF LIABILITY. Under no circumstances will the Company be liable for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's role as Plan sponsor.

7. MISCELLANEOUS. The option is granted under and is subject to all of the provisions of the Plan, including amendments to the Plan, if any. In the event of a conflict between these Terms and Conditions and the Plan provisions, the Plan provisions will control. Capitalized terms that are not defined herein shall have the meaning ascribed to such terms in the Plan.

                            BAKER HUGHES INCORPORATED

                              TERMS AND CONDITIONS
                                       OF
                                OPTION AGREEMENTS
                               (JANUARY 28, 2004)

     These Terms and Conditions are applicable to options granted pursuant to the Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan (the "Plan").

2. TERMINATION OF EMPLOYMENT. The following provisions will apply in the event of Grantee's termination of employment:

     1.1 Termination Generally. If Grantee's employment is terminated for any reason other than

          (i)  a termination covered by Sections 1.2 through 1.6, or

          (ii) a termination, within two years following a Change in Control (as defined in the Plan) that occurs after the Date of Grant, either
               (A) by the Company without Cause (as defined in the Plan) or (B) by the Grantee for Good Reason (as defined in the Plan),

     the option will wholly and completely terminate on the date of termination of employment, to the extent it is not then exercisable; however, to the extent the option is exercisable, Grantee shall have three years from the date of termination of employment to exercise the option (but in no event later than the Expiration Date).

     1.2 Termination for Cause. If Grantee's employment is terminated for cause, including (without limitation) fraud, theft, embezzlement committed against the Company or any of its affiliated companies or a customer of the Company, or for conflict of interest, unethical conduct, dishonesty affecting the assets, properties or business of the Company or any of its affiliated companies, willful misconduct, or continued material dereliction of duties, the option will wholly and completely terminate on the date of termination of employment if such termination occurs (i) prior to a Change of Control that occurs after the Date of Grant or (ii) after the second anniversary of a Change of Control that occurs after the Date of Grant. If Grantee's employment is terminated for Cause (as defined in the Plan), the option will wholly and completely terminate on the date thirty days following such termination (but not later than the Expiration Date) if such termination occurs within two years following a Change of Control that occurs after the Date of Grant.

     1.3 Termination without Cause or for Good Reason in Connection with a Change in Control. Notwithstanding any other provision of this Stock Option Agreement to the contrary, if a Change in Control of the Company occurs, the provisions of Article 14 of the Plan shall govern.

     1.4 Divestiture of Business Unit. If the Company divests its ownership in a business unit that employs the Grantee, then the option will be deemed to be fully vested on the effective date of the Divestiture of the business unit. The Grantee will have three years in which to exercise the option. A "Divestiture" includes the disposition of any business unit of the Company and its subsidiaries to an entity that the Company does not consolidate in its financial statements, whether the disposition is structured as a sale or transfer of stock, a merger, a consolidation or a sale or transfer of assets, or a combination thereof, provided that a "Divestiture" shall not include a disposition that constitutes a Change in Control.

     1.5 Retirement or Disability. In the event of the retirement (such that the Grantee's age plus years of service with the Company equals or exceeds 65) or long-term disability of the Grantee, as long-term disability is determined in the discretion of the Committee (as defined in the Plan), all granted but unvested options shall immediately vest upon the Grantee's retirement or long-term disability. The Grantee shall have five years from the date of termination of employment due to retirement or long-term disability to exercise the option (but not later than the Expiration Date).

     1.6 Death. Upon the death of the Grantee in active service, all granted but unvested options shall immediately vest upon the Grantee's death and otherwise shall be exercisable for a period of one year following Grantee's death (but in no event later than the Expiration Date).

8. PROHIBITED ACTIVITY. Notwithstanding any other provision of this Stock Option Agreement, if Grantee engages in a "Prohibited Activity," as described below, while employed by the Company or any of its affiliates or within two years after Grantee's employment termination date, then Grantee's right to exercise any portion of the option, to the extent still outstanding at that time, shall immediately thereupon wholly and completely terminate. If an allegation of a Prohibited Activity by Grantee is made to the Committee, the Committee, in its discretion, may suspend the exercisability of the option for up to two months to permit the investigation of such allegation. If it is determined that no Prohibited Activity was engaged in by Grantee, the period of exercisability of the option will be increased by the amount of time of the suspension; however, in no event will the option be exercisable more than ten years from the date of grant. A "Prohibited Activity" shall be deemed to have occurred, as determined by the Committee in its sole and absolute discretion, if
     Grantee:

          (i) divulges any non-public, confidential or proprietary information of the Company or of its past, present or future affiliates (collectively, the "Baker Hughes Group"), but excluding information that (a) becomes generally available to the public other than as a result of Grantee's public use, disclosure, or fault, or (b) becomes available to Grantee on a non-confidential basis after Grantee's employment termination date from a source other than a member of the Baker Hughes Group prior to the public use or disclosure by Grantee, provided that such source is not bound by a confidentiality agreement or otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation; or

          (ii) directly or indirectly, consults or becomes affiliated with, conducts, participates or engages in, or becomes employed by, any business that is competitive with the business of any member of the Baker Hughes Group, wherever from time to time conducted throughout the world, including situations where Grantee solicits or participates in or assists in any way in the solicitation or recruitment, directly or indirectly, of any employees of any member of the Baker Hughes Group.

9. CASHLESS EXERCISE. Cashless exercise, in accordance with the terms of the Plan, shall be available to Grantee for the shares subject to the option.

10. TAX WITHHOLDING. To the extent the exercise of the option results in taxable income to Grantee, the Company is authorized to withhold from any remuneration payable to Grantee any tax required to be withheld by reason of such taxable income.

11. NONTRANSFERABILITY. The option is not transferable by the Grantee otherwise than by will or by the laws of descent and distribution, and is exercisable during the Grantee's lifetime only by the Grantee.

12. LIMIT OF LIABILITY. Under no circumstances will the Company be liable for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company's role as Plan sponsor.

13. MISCELLANEOUS. The option is granted under and is subject to all of the provisions of the Plan, including amendments to the Plan, if any. In the event of a conflict between these Terms and Conditions and the Plan provisions, the Plan provisions will control. Capitalized terms that are not defined herein shall have the meaning ascribed to such terms in the Plan.